SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 7, 2001
              (Date of earliest event reported: September 5, 2001)


                          NetNation Communications Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                         000-26881                 33-0803438

(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


   Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia, V6B 4N6
     (Address of principal executive offices)                         (Zip Code)


                                 (604) 688-8946
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)




Item 5.       OTHER EVENTS.

         On September 5, 2001, NetNation Communications, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.


         (c)  Exhibit.


              Exhibit 99.1 Press release dated September 5, 2001.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NETNATION COMMUNICATIONS, INC.


                               By: /s/ Jag Gillan
                                  -----------------------------
                                       Jag Gillan
                                       Chief Operating Officer

Dated:        September 7, 2001

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                                  Exhibit Index

Exhibit No.     Description
-----------     --------------
  99.1          Press Release issued by the Registrant dated September 5, 2001




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                                                                    EXHIBIT 99.1
NEWS RELEASE

NetNation Promotes Gillan to COO

Vancouver, BC -- September 5, 2001 -- NetNation Communications, Inc., (Nasdaq:
NNCI), a pioneer and international source for web hosting solutions and domain
----
name registration, today announced the appointment of Jag Gillan to the position of Chief Operating Officer for the Company.

Mr. Gillan, who joined the Company as General Counsel in July 1999, was appointed to the Board of Directors in September 2000. Prior to joining NetNation, Mr. Gillan practiced law with the firm of Baker Newby in Vancouver, British Columbia, in the field of corporate, real estate and commercial law, and intellectual property. Prior to private practice, Mr. Gillan was Manager of Operations at Millstream Flour Mills Corporation in Victoria, British Columbia.

Mr. Gillan received a Bachelor of Laws, from Osgoode Hall Law School, and graduated with a Bachelor of Arts in Economics, with distinction, from the University of Victoria.

"I want to congratulate Jag Gillan on his new appointment," stated Joseph Kibur, Chief Executive Officer of NetNation. "Jag has made significant contributions to NetNation's growth over the past two years and will continue to benefit the Company in his new position," added Kibur.

As Chief Operating Officer, Mr. Gillan is responsible for the Company's operational efforts with a particular focus on corporate strategy and operational efficiencies.

About NetNation Communications, Inc.

NetNation Communications, Inc., (Nasdaq: NNCI), is a pioneer and international
                                         ----
source for hosting solutions and domain registration. Whether to manage information or sell products and services on the Internet, NetNation (http://www.netnation.com) provides the technical tools and expertise businesses
 ------------------------
need to control their web sites.

NetNation's complete line of web solutions include dedicated, co-location, and shared hosting services for clients in over 130 countries. Since inception in 1997, NetNation has been internationally reputed for its client commitment and proven technical expertise having been ranked top ten by independent industry evaluators.

NetNation's wholly owned subsidiary, DomainPeople, Inc.
(http://www.domainpeople.com), is the eighth ICANN accredited registrar in the
 ---------------------------
world, and CIRA certified registrar of top level domain names (TLDs). DomainPeople is a founding member of Afilias LLC, an international consortium of domain name registrars selected to operate the registry for ".info", the only unrestricted general use domain of the new TLDs.

This release contains forward-looking statements within the meaning of the "safe harbor'' provisions of the U.S. Private Securities Litigation Reform Act of 1995. NetNation is a registered trademark of NetNation Communications, Inc. and DomainPeople is a trademark of DomainPeople, Inc. All other products and company names are the trademarks or registered trademarks of their respective owners.

For more information on NetNation, please contact:

Cheryl Paton
NetNation Communications, Inc
Communications Coordinator
Tel. 888 277 0000 Ext. 216
E-mail cherylp@NetNation.com
       ---------------------

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